Conservative Allocation Portfolio
Schedule of Investments (unaudited)
As of September 30, 2025
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.1%)
U.S. Stock Funds (24.1%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,389,216	110,957
Vanguard Extended Market Index Fund Admiral Shares	95,751	15,211
		126,168
International Stock Fund (16.1%)
Vanguard Total International Stock Index Fund Admiral Shares	2,130,942	84,151
U.S. Bond Fund (42.0%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	20,545,657	219,838
International Bond Fund (17.9%)
Vanguard Total International Bond Index Fund Admiral Shares	4,767,666	94,066
Total Investment Companies (Cost $507,433)		524,223
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.180% (Cost $—)	3	—
Total Investments (100.1%) (Cost $507,433)		524,223
Other Assets and Liabilities—Net (-0.1%)		(748)
Net Assets (100%)		523,475
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2025, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2025 Market Value ($000)
Vanguard Extended Market Index Fund	15,679	657	2,668	1,250	293	130	—	15,211
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	3	—	—
Vanguard Total International Bond Index Fund	85,439	10,535	2,348	2	438	1,661	—	94,066
Vanguard Total International Stock Index Fund	72,098	5,844	11,446	2,607	15,048	1,211	—	84,151
Vanguard Variable Insurance Funds—Equity Index Portfolio	97,619	17,087	16,559	6,358	6,452	1,130	2,178	110,957
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	198,143	31,348	14,698	162	4,883	7,004	—	219,838
Total	468,978	65,471	47,719	10,379	27,114	11,139	2,178	524,223
1	Not applicable—purchases and sales are for temporary cash investment purposes.